Exhibit 10.37

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2

TO THE

SERVICES AGREEMENT

between

LONZA BIOLOGICS PLC

and

XCYTE THERAPIES INC

RELATING TO [**]

THIS AMENDMENT is made the 26th day of August 2002.

BETWEEN

1.	Lonza Biologics plc of 228 Bath Road, Slough, SL1 4DX, Berkshire, England (“Biologics”) and

2.	Xcyte Therapies Inc of 1124 Columbia Street, Suite 130, Seattle, Washington 98104, USA (“Customer”).

WHEREAS

A.	The parties have entered into an Agreement dated 6th June 2000 (as amended) relating to the supply of Services (as therein defined), and

B.	The parties now wish to amend the terms of the Agreement

THEREFORE it is hereby agreed by and between the parties that the Agreement shall be amended as follows: -

1.	Stage 14 shall be added to Schedule 2 as follows:

“14.0	Stage 14 – Production of cGMP Product at [**]

14.1	Objectives

14.1.1	To manufacture [**] from a [**] in accordance with the principles of current Good Manufacturing Practice (cGMP).

14.2	Activities

14.2.1	Review status of GMP documentation for GMP manufacture of Product.

14.2.2	Recover [**] from the MCB and [**] to [**].

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2.3	Carry out [**] at [**].

14.2.4	Clarify [**] as specified.

14.2.5	[**] by the [**] established.

14.2.6	Test [**] against the current [**].

14.2.7	Undertake quality assurance review of lot documentation and issue a [**].

14.2.8	Make [**] available to the Customer ex-works with the documents associated with the [**].

14.3	Timescale

Stage 6 will be complete upon issue of the [**] (activity 6.2.7) for the [**]. It is estimated that the [**] for the [**] will be issued [**] from commencement of the batch. “

2.	Schedule 3, Part 1 shall be amended as follows:

“14	Production of cGMP Product at [**] £[**]”

3.	Schedule 3, Part 2 Price shall be amended as follows:

“2.4	For Stage 14

“[**] upon completion of Stage”

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

As witness the hands of the duly authorized representatives of the parties hereto, the day and year first before written.

Signed by
for and on behalf of Xcyte Therapies Inc.	/s/ Ronald J. Berenson

Signed by
for and on behalf of Lonza Biologics plc.	/s/ Edwin Davies

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